--------------------------------------------------
COLONIAL TAX-EXEMPT INSURED FUND SEMIANNUAL REPORT
--------------------------------------------------

May 31, 1999




                         -------------------------------
                           NOT FDIC   May Lose Value
                            Insured   No Bank Guarantee
                         -------------------------------

--------------------------------------------------------------------------------
                   COLONIAL TAX-EXEMPT INSURED FUND HIGHLIGHTS
                         DECEMBER 1, 1998 - MAY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Rising interest rates and declining bond prices challenged bond market investors over the past six months. To help manage volatility, we employed a variety of short-term strategies in order to provide some cushion to declining bond prices. At the same time, we positioned the Fund for a longer-term scenario of steady economic growth with low to moderate inflation and declining long-term interest rates."
                                                   -- Gary Swayze

                  COLONIAL TAX-EXEMPT INSURED FUND PERFORMANCE

                                                   Class A    Class B   Class C
--------------------------------------------------------------------------------
    Inception dates                                11/20/85    5/5/92    8/1/97
--------------------------------------------------------------------------------
    Six-month distributions declared per share(1)   $0.276    $0.244    $0.257
--------------------------------------------------------------------------------
    SEC yields on 5/31/99(2)                          3.45%     2.86%     3.17%
--------------------------------------------------------------------------------
    Taxable-equivalent SEC yields(3)                  5.71%     4.74%     5.25%
--------------------------------------------------------------------------------
    Six-month total returns, assuming                (0.18)%   (0.56)%   (0.41)%
    reinvestment of all distributions and no
    sales charge or contingent deferred
    sales charge (CDSC)(4)
--------------------------------------------------------------------------------
    Net asset value per share on 5/31/99            $ 8.33    $ 8.33    $ 8.33
--------------------------------------------------------------------------------

                      Maturity Breakdown(5) (as of 5/31/99)
--------------------------------------------------------------------------------
0 - 3 years ................  6.8%      15 - 20 years .............. 28.3%
3 - 5 years ................  0.6%      20 - 25 years .............. 18.7%
5 - 7 years ................  1.4%      25+ years ..................  5.4%
7 - 10 years ...............  7.6%      Cash equivalents ...........  3.0%
10 - 15 years .............. 28.2%

(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.
(2) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, and expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived or borne certain Fund expenses, the SEC yield would have been 2.86% for Class C shares.
(3) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.
(4) Performance results reflect any voluntary waivers of Fund expenses by the Advisor or its affiliates. Absent these waivers, performance results would have been lower.
(5) Maturity breakdown is calculated as a percentage of total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

    Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity breakdowns in the future.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    ----------------------------

                                                    [Photo of Stephen E. Gibson]

                                                    ----------------------------

During the six-months ended May 31, 1999, the bond market experienced considerable volatility. In early December 1998, continued fears of a global recession resulted in a flight to quality that benefited bond performance. Treasury securities, considered the safest bond investments, were the top performers, but municipal bonds also posted solid returns. By the end of May 1999, several events reversed this trend. Global economies stabilized, and strong U.S. economic growth in the last quarter of 1998 and the first quarter of 1999 renewed investors' inflation fears. Bond prices declined, driving interest rates up across the board. Fortunately, municipal bonds were not hit as hard as Treasurys on the way down.

This difficult environment affected the Fund's short-term performance, which generally reflected the volatility experienced by the overall municipal bond market. In addition, while past performance cannot predict future trends, it is important to keep a long-term perspective and remember that the Fund has provided above-average returns for one, three and five years.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies employed during the period. As always, we thank you for choosing Colonial Tax-Exempt Insured Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
July 15, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Insured Municipal Debt Funds universe. The Fund's Class A shares ranked in the third quartile for six months (rated 32 out of 48 funds), in the second quartile for 1 year (rated 23 out of 48 funds), in the first quartile for three years (rated 10 out of 44 funds), in the second quartile for five years (rated 16 out of 32 funds) and in the third quartile for ten years (rated 10 out of 17 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

Because economic and market conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue or come to pass.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S REPORT

GARY SWAYZE is portfolio manager of Colonial Tax-Exempt Insured Fund and is senior vice president of Colonial Management Associates, Inc.

STRENGTH IN GLOBAL ECONOMIES REVERSES FLIGHT TO QUALITY
During the latter part of 1998, weak global economies and volatile stock markets created strong demand for U.S. Treasurys. During the flight to quality, municipal bonds failed to keep pace with Treasurys, but provided investors with positive total returns. However, during the first quarter of 1999, the anticipated global economic slowdown failed to materialize, and the flight to quality was reversed. Demand for Treasurys declined sharply and interest rates began to rise. Due to low supply and high demand for municipal bonds, prices declined to a much lesser degree than Treasurys, enabling municipal bonds to outperform Treasurys during the period.

The Fund's Class A shares generated a six-month total return of negative 0.18% based on net asset value.

INTEREST RATE VOLATILITY CHALLENGED THE FUND'S LONG-TERM STRATEGY
Early in the period, we structured the Fund to take advantage of declining interest rates and also to maintain the Fund's income level. Since we were presented with a rising rate environment instead, we pursued some short-term strategies aimed at reducing the impact of rising rates on the Fund.

SHORT-TERM STRATEGIES DESIGNED TO CUSHION THE EFFECTS OF RISING RATES
To offset rising interest rates, we took some temporary steps in an effort to cushion the Fund's share price. In addition to committing investable assets to longer-term bonds, we took a somewhat larger position in short-term municipal notes than the previous period. Because of their short life span, municipal notes are the least susceptible to changes in price due to changes in interest rates, so they can serve as a strategic interim holding when prices are declining. We also used some defensive instruments during the period, adding measures of protection designed to reduce the impact of a potential price decline if rates continued to rise.

MUNICIPAL INSURANCE INDUSTRY RESUMES CONSERVATIVE STANCE
The municipal bond insurance industry has gone through an interesting adjustment over the past year. Municipal insurance companies have become more conservative in their underwriting approach, insuring slightly fewer municipal issues while continuing to avoid unnecessary risks. Previously, companies sought to boost earnings through higher market share generated through increased premium competition. The movement back to more conservative underwriting practices within the insured market was triggered during the fall of 1998 when Allegheny Health Education and Research Foundation (AHERF) defaulted on $500 million in tax-exempt bonds, some of which were insured. As a result, insurers appear to have increased their effort to underwrite more profitable business, focusing less on lower-investment grade issues, and charging higher premiums -- a positive trend overall for the municipal insurance industry. This trend, if continued, should ultimately enhance the quality of the municipal bond insurers. Consistent with our views, the rating agencies have recently confirmed the AAA ratings assigned to the four major bond insurers.

LONG-TERM MARKET OUTLOOK REMAINS POSITIVE
We continue to look for moderate economic growth and low inflation, a positive environment for bonds. Over the short term, we anticipate continued interest rate volatility and some increase in rates over the next several months. However, apart from rising oil prices and wage pressure, thus far there has been little indication that inflation will rise significantly. In fact, the price of gold, historically an indication of whether inflation will pick up, is currently at a historic low. If inflation does pick up, the Federal Reserve Board (Fed) has indicated it will act quickly to keep things under control by raising short-term rates. If the Fed does raise short-term rates, we feel the Fed is being preemptive in order to prevent any potential rise in inflation. Although the bond market's initial reaction has been negative to this type of Fed action, we believe the Fed's proactive approach to keeping the economy growing with low inflation continues to create a favorable long-term scenario.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 5/31/99
--------------------------------------------------------------------------------
                          CLASS A                CLASS B             CLASS C
INCEPTION                 11/20/85               5/5/92              8/1/97
                        NAV       POP       NAV      w/CDSC      NAV      w/CDSC
--------------------------------------------------------------------------------
1 year                 3.29%    (1.61)%     2.50%    (2.38)%     2.82%     1.84%
--------------------------------------------------------------------------------
5 years                6.27      5.24       5.48      5.15       6.10      6.10
--------------------------------------------------------------------------------
10 years               6.74      6.22       6.18      6.18       6.65      6.65
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect charges of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor and its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.
--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                     MAY 31, 1999 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 95.4%                                    PAR       VALUE
------------------------------------------------------------------------------
EDUCATION - 5.4%
  EDUCATION - 3.6%
  IN Purdue University,
   Series 1998-P,
                           5.250%     07/01/12           $ 1,000     $   1,029
  MA Health and Educational Facilities Authority:
   Harvard University, Series N,
                           6.250%     04/01/20             3,000         3,448
   Northeastern University, Series E,
                           6.550%     10/01/22             1,500         1,638
  UT State Municipal Finance Co-Operative
   Local Government, Pooled Capital
   Improvement,
                           6.800%     05/01/12             1,000         1,098
                                                                     ---------
                                                                         7,213
                                                                     ---------

  STUDENT LOAN - 1.8%
   AL State Higher Education Loan Corp.,
    Series 1994-C,
                           5.850%     09/01/04             1,000         1,059
   NM State Educational Assistance
    Foundation, Series A,
                           6.700%     04/01/02               200           212
   PA State Higher Education Assistance
    Student Loan, IFRN (variable rate),
    Series 1990-B,
                          11.463%     03/01/20             2,000         2,205
                                                                     ---------
                                                                         3,476
                                                                     ---------

 ..............................................................................
HEALTHCARE - 7.2%
  HOSPITAL
  IL Health Facilities Authority,
   Series 1992-B, IFRN (variable rate),
                          10.176%     05/01/21               500           573
  MA Health and Educational Facilities Authority:
   McLean Hospital,
   Series C,
                           6.625%     07/01/15               500           548
   Valley Regional Health System,
   Series C,
                           7.000%     07/01/08             1,585         1,846
  MS State Hospital Equipment and
   Facilities Authority,
   Rush Medical Foundation Project,
                           6.700%     01/01/18               250           269
  OK State Industrial Authority,
   Baptist Medical Center,
   Series C,
                           7.000%    08/15/04              1,500         1,685
  SC Charleston County,
   Carealliance Healthcare,
   Series 1999-A,
                           5.125%    08/15/16              1,000           997
  TN Knox City Health Education and
   Housing Facilities,
                           5.250%     01/01/15             5,000         5,112
  WA Health Care Multicare Health,
   Series 1998,
                           5.000%    08/15/22              1,000           951
  WI State Health & Educational
   Facilities Authority:
   Bellin Memorial Hospital,
                           6.625%    02/15/08              1,000         1,130
   Waukesha Memorial Hospital,
                           7.250%    08/15/19                 60            64
   Milwaukee Regional Medical Center,
   Series 1990,
                           7.500%    08/01/11              1,000         1,051
                                                                     ---------
                                                                        14,226
                                                                     ---------

 ..............................................................................
HOUSING - 4.6%
  MULTI-FAMILY - 2.4%
  IL Onterie Center Housing Finance Corp.,
   Onterie Center Project,
   Series 1992-A,
                           7.050%     07/01/27             2,000         2,131
  MA State Housing Finance Agency,
   Series A,
                           6.400%     01/01/09             1,910         2,050
  MD Howard County Medical Mortgage,
   Heartlands Elderly Apartments,
   Series 1985,
                           8.875%     12/01/10               490           521
                                                                     ---------
                                                                         4,702
                                                                     ---------
  SINGLE-FAMILY - 2.2%
  AK State Housing Finance Corp.
   Series 1990-A2,
                           7.000%     12/01/11                 5             5
  FL Brevard County Housing Finance Authority,
   Series C,
                           7.000%     09/01/23                40            42
  MA State Housing Finance Agency,
   Series 21,
                           7.125%     06/01/25             1,290         1,371
  MS Housing Finance Corp.,
                            8.250%    10/15/18             1,760         1,811
  WV State Housing Development Fund,
   Series C,
                           5.800%     05/01/17             1,000         1,056
                                                                     ---------
                                                                         4,285
                                                                     ---------

 ..............................................................................
OTHER - 10.5%
  POOL/BOND BANK - 0.8%
  MI Municipal Bond Authority, Local
   Government Loan Program,
   Series 1991-C,
                               (a)   06/15/15              3,380         1,481
                                                                     ---------
  REFUNDED/ESCROWED (B) - 9.7%
  FL Dunedin, Mease Health Care Center,
   Series 1991,
                            6.750%    11/15/11               100           109
  FL Hollywood Water & Sewer Revenue,
                           6.750%     10/01/11                50            54
  GA Fulton County,
   Series 1992,
                           6.375%     01/01/14             5,810         6,673
  IL Chicago, Central Public Library Project,
   Series 1988-C,
                           6.850%     01/01/17             1,000         1,100
  IL Decatur,
                           6.900%     10/01/14               250           267
  IL State Health Facilities Authority,
   Rockford Memorial Hospital,
   Series B,
                           6.750%     08/15/18                50            54
  IN Whitko Middle School Building
   Corporation First Mortgage, Series 1991,
                           6.750%     07/15/12             1,000         1,071
  MA Health and Educational Facilities Authority,
   New England Deaconess Hospital,
   Series D,
                           6.875%     04/01/22             2,500         2,744
  MA State Port Authority,
   Series 1990-A,
                           7.500%     07/01/20               235           250
  NV Reno Hospital, St. Mary's Regional
   Medical Center, Series 1991-A,
                           6.700%     07/01/21             1,000         1,077
  OR Portland International Airport,
   Series 1991 7-B,
                           7.100%     07/01/21               970         1,169
  PA Pottstown Borough Authority Sewer,
   Guaranteed Sewer Revenue, Series 1991,
                                  (a) 11/01/16             1,000           412
  SC Charleston County Certificate
   of Participation, Series 1991,
                           7.100%     06/01/11             2,000         2,166
  SC Piedmont Municipal Power Agency,
   Series 1991-A,
                           6.125%     01/01/07                75            83
  TN Chattanooga-Hamilton County,
   Series 1991-B, IFRN (variable rate),
                          10.240%     05/25/21             1,000         1,144
  TX Colorado River Municipal Water
   District,  Water Transmission Facilities,
   Series 1991-A,
                           6.625%     01/01/21               250           261
  TX Harris County Health Facilities
   Development Corp.,
   Texas Children's Hospital, Series A,
                           7.000%     10/01/19                50            52
  WA Clark County Public Utilities
   District Number 001 Electric System,
                           6.500%     01/01/11               200           212
  WA State Public Power Supply System,
   Nuclear Project No. 2,
   Series A,
                           6.500%     07/01/05               200           214
  WV School Building Authority, Capital
   Import Revenue Bonds, Series 1990-B,
                           6.750%     07/01/17                75            79
                                                                     ---------
                                                                        19,191
                                                                     ---------

 ..............................................................................
OTHER REVENUE - 0.7%
  RECREATION
  CA State Fairs Financing Authority,
   Series 1991,
                           6.500%     07/01/11             1,300         1,399
                                                                     ---------
 ..............................................................................
RESOURCE RECOVERY - 0.8%
  RESOURCE RECOVERY
  SC Charleston County Solid Waste User Fee,
                           6.500%     01/01/09             1,405         1,568
                                                                     ---------

 ..............................................................................
TAX-BACKED - 34.5%
  LOCAL APPROPRIATED - 4.7%
  IL Chicago Board of Education,
   Series 1992-A,
                           6.250%     01/01/15             6,000         6,798
  OH Butler County Transportation Improvement
   District, Series A,
                           6.000%     04/01/12             2,250         2,479
                                                                     ---------
                                                                         9,277
                                                                     ---------
  LOCAL GENERAL OBLIGATIONS - 14.7%
  AZ Maricopa County School District,
   Number 8 Osborn,
                           7.500%     07/01/08             1,235         1,499
  AZ Mohave County Unified High School
   District, Series B,
                           8.500%     07/01/06               250           311
  AZ Tucson,
   Series 1994-G,
                           7.625%     07/01/14             3,140         4,043
  CO El Paso County School District No. 11,
   Series 1996,
                           7.100%     12/01/18             4,420         5,473
  CO Highlands Ranch Metropolitan
   District No. 2,
   Series 1996,
                           6.500%     06/15/12             1,000         1,160
  GA Columbia County School District,
   Series A,
                           6.750%     04/01/08             1,695         1,964
  IL Chicago,
   Series 1995 A-2,
                           6.250%     01/01/14             4,000         4,531
  LA New Orleans,
   Series 1998,
                           5.500%     12/01/15             1,060         1,123
  MD Baltimore:
                           7.000%     10/15/08               300           356
                           7.000%     10/15/09             1,055         1,263
  NV Clark County,
   Series A,
                           7.500%     06/01/07               350           419
  NV Las Vegas-Clark County Library District,
                           7.500%     02/01/02             1,000         1,089
  OH Greater Cleveland Regional
   Transportation Authority:
   Series 1996,
                           5.600%     12/01/11             2,000         2,121
   Series 1998,
                           5.375%     12/01/14             1,040         1,073
  PA Allegheny County Institution District,
   Series 18,
                              (a)     04/01/10             2,000         1,180
  TX Deer Park Independent School District,
   Series 1998,
                           4.250%     02/15/18             1,500         1,316
                                                                     ---------
                                                                        28,921
                                                                     ---------
  SPECIAL NON-PROPERTY TAX - 5.4%
  IL Metropolitan Pier & Exposition
   Authority, McCormick Place Expansion
   Project, Series A,
                              (a)     06/15/16             3,750         1,530
  IL State Dedicated Tax,
   Civic Center, Series A
                            7.000%    12/15/13               200           213
  NV Clark County,
   Series 1998,
                           5.250%     11/01/13             2,000         2,040
  NY State Local Government Assistance Corp.,
   Series 1993-E,
                           5.000%     04/01/21             3,175         3,088
  NY Triborough Bridge & Tunnel Authority,
   Series A,
                           6.625%     01/01/17               250           265
  PR Commonwealth of Puerto Rico Highway
   & Transportation Authority,
   Series 1996-Y,
                           6.250%     07/01/12             3,000         3,441
                                                                     ---------
                                                                        10,577
                                                                     ---------
  STATE APPROPRIATED - 5.1%
  IN State Office Building Commission,
   Women's Prison, Series B,
                           6.250%     07/01/16             8,000         9,090
  WV State Building Commission,
   Series 1998-A,
                           5.375%     07/01/18             1,000         1,029
                                                                     ---------
                                                                        10,119
                                                                     ---------
  STATE GENERAL OBLIGATIONS - 4 6%
  CA State,
   Series 1995,
                          10.000%     10/01/06             1,000         1,357
  DC District Columbia,
   General Obligation, Series 1993-B1,
                           5.500%     06/01/09             1,000         1,057
  FL State Board of Education,
   Series 1999-A,
                           4.500%     06/01/23             1,500         1,340
  MA State,
   Series B,
                           5.500%     06/01/11             5,000         5,248
                                                                     ---------
                                                                         9,002
                                                                     ---------
 ..............................................................................
TRANSPORTATION - 8.1%
  AIR TRANSPORTATION - 0.6%
  NY Port Authority of New York & New Jersey,
   JFK International Air Terminal, Series 6,
                           6.250%     12/01/08             1,000         1,119
                                                                     ---------
  AIRPORT - 1.6%
  HI State, Airport System Revenue,
   Series 2,
                           6.750%     07/01/21               250           267
  IL Chicago O'Hare International Airport
   Special Facility, International Terminal,
                           6.750%     01/01/12               300           322
  MA State Port Authority,
   Series 1990-A,
                           7.500%     07/01/20               765           809
  OR Portland,
   Portland International Airport,
   Series 1991-B,
                           7.100%     07/01/21                30            32
  TX Dallas-Fort Worth Regional Airport,
   Series A,
                           7.375%     11/01/11             1,380         1,581
  TX Houston Airport System Revenue,
   Series A,
                           6.750%     07/01/21               200           214
                                                                     ---------
                                                                         3,225
                                                                     ---------
  TOLL FACILITIES - 0.8%
  NY State Thruway Authority,
   Series 1997-D,
                           5.375%     01/01/27             1,395         1,402
  TX Harris County,
   Toll Road Revenue,
                           6.500%     08/15/11               120           130
                                                                     ---------
                                                                         1,532
                                                                     ---------
  TRANSPORTATION - 5.1%
  IL Regional Transportation Authority,
   Series C,
                           7.750%     06/01/20             5,000         6,649
  SC State Ports Authority,
   Series 1991:
                           6.500%     07/01/06               250           266
                           6.750%     07/01/21             3,000         3,221
                                                                     ---------
                                                                        10,136
                                                                     ---------

 ..............................................................................
UTILITY - 23.6%
  INVESTOR OWNED - 6.4%
  DE State Economic Development Authority,
   New Castle County Gas System,
   Series 1991-C,
                           7.150%     07/01/21             1,000         1,078
  HI State Department of Budget & Finance,
   Hawaiian Electric Co.,
   Series A,
                           6.600%     01/01/25             4,000         4,390
  MI St. Clair County Economic
   Development Corp.,
   Detroit Edison Co., Series 1933-AA,
                           6.400%     08/01/24             1,000         1,116
  NV Clark County Pollution Control
   Nevada Power Company,  Series 1992-B,
                           6.600%     06/01/19             3,500         3,793
  NY New York Energy Research & Development
   Adjusted Gas Facilities,
   Brooklyn Union Gas Company, Series 1989-B
                           6.750%     02/01/24             2,000         2,165
                                                                     ---------
                                                                        12,542
                                                                     ---------
  JOINT POWER AUTHORITY - 10.5%
  CA Southern California Power Authority,
   Palo Vero Project,
   Series 1989-A,
                           5.000%     07/01/15             2,750         2,744
  GA Municipal Electric Authority Power,
   Series 1997-Y,
                           6.400%     01/01/13           $ 1,000     $   1,150
  SC Piedmont Municipal Power Agency,
   Series 1991-A,
                           6.125%     01/01/07               425           467
  SC State Public Service Authority,
   Series A,
                           6.250%     01/01/22             3,500         3,831
  TX State Municipal Power Agency:
                             (a)      09/01/10             5,000         2,890
                             (a)      09/01/11             7,900         4,307
                             (a)      09/01/12             3,000         1,543
                             (a)      09/01/15             8,975         3,877
                                                                     ---------
                                                                        20,809
                                                                     ---------
  MUNICIPAL ELECTRIC - 3.7%
  AK Anchorage:
   Series 1993,
                           8.000%     12/01/09             1,000         1,277
   Series 1996,
                           6.500%     12/01/10             3,075         3,560
  SD Heartland Consumers Power District,
                           6.000%     01/01/09               300           331
  TX San Antonio,
   Series 1998-A,
                           4.500%     02/01/21             1,000           899
  WA State Public Power Supply System,
   Nuclear Project No. 2,
   Series 1992-A,
                              (a)     07/01/11             2,315         1,300
                                                                     ---------
                                                                         7,367
                                                                     ---------
  WATER & SEWER - 3.0%
  FL Saint John's County Water and Sewer,
   Saint Augustine Shores System, Series
   1991-A:
                              (a)     06/01/13             2,600         1,288
                              (a)     06/01/14             1,500           701
  GA Fulton County Water and Sewer,
   Series 1992,
                           6.375%     01/01/14               190           217
  IL Kankakee Sewer,
   Series 1991,
                           7.000%     05/01/16             1,000         1,126
  MD Baltimore,
   Wastewater Project,
   Series 1998-B,
                           5.375%     07/01/15             1,540         1,589
  VA Loudoun County Sanitation Authority,
   Series 1992,
                           6.250%     01/01/16             1,000         1,083
                                                                     ---------
                                                                         6,004
                                                                     ---------
TOTAL MUNICIPAL BONDS (cost of $171,657)                               188,171
                                                                     ---------

OPTIONS - 0.1%                                         CONTRACTS
------------------------------------------------------------------------------
  September 1999 Treasury Bond Puts:
    Strike Price 116, expiration09/20/99                      53            69
    Strike Price 118, expiration09/20/99                      48           106
                                                                     ---------

TOTAL OPTIONS (cost of $148)                                               175
                                                                     ---------

TOTAL INVESTMENTS - 95.5% (cost of $171,805)(c)                        188,346
                                                                     ---------

SHORT-TERM OBLIGATIONS - 2.9%                                PAR
------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
  CA Irvine Improvement Bond Act of 1915,
   Series 1998,
                           3.250%     09/02/23               400           400
  FL Pinellas County Health Facilities
   Authority, Series 1985,
                           3.400%     12/01/15               100           100
  IL Health Facilities Authority,
   Central Dupage Hospital Daily,
                           3.350%     11/01/20               100           100
  IL State Development Finance Authority,
   Council for Jewish Elderly,
   Series 1995,
                           3.250%     03/01/15               150           150
  IN Purdue University,
   Series 1998,
                           3.250%     07/01/19               100           100
  IN State Hospital Equipment Finance
   Authority, Series A,
                           3.300%     12/01/15               200           200
  LA State Offshore Terminal Authority,
   Loop, Inc.,
                           3.300%     09/01/06               200           200
  NY Long Island Power Authority,
   Sub-Series 1998-5,
                           3.300%     05/01/33               400           400
  WA State Health Care Facilities Authority,
   Fred Hutchinson Cancer Research Center,
   Series 1996,
                           3.500%     01/01/23             4,150         4,150
                                                                     ---------
TOTAL SHORT-TERM OBLIGATIONS                                             5,800
                                                                     ---------

OTHER ASSETS & LIABILITIES, NET - 1.6%                                   3,098
------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $ 197,244
                                                                     ---------

NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
(a) Zero coupon bond.
(b) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Cost for federal income tax purposes is the same.
(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 1999.

                    Acronym                          Name
                    -------                          ----
                     IFRN                  Inverse Floating Rate Note

                        SUMMARY OF SECURITIES BY INSURER

                                                        % of
Insurer                                              Net Assets
-------                                              ----------
Municipal Bond Insurance Agency                             28.9
AMBAC Indemnity Corporation                                 25.8
Financial Guarantee Insurance Company                       24.9
Uninsured Securities                                        14.2
Financial Security Assurance                                 4.5
Connie Lee Insurance Company                                 1.1
Capital Guarantee Insurance Company                          0.6
                                                       ---------
                                                           100.0
                                                       ---------

Short futures contract open on May 31, 1999,

                      Par Value                                   Unrealized
                     covered by           Expiration              appreciation
     Type             contracts             month                 at 05/31/99
------------------------------------------------------------------------------
Treasury Bond           1,900                June                     $ 24

                        STATEMENT OF ASSETS & LIABILITIES
                            MAY 31, 1999 (UNAUDITED)
            (in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $171,805)                               $188,346
Short-term obligations                                                5,800
                                                                   --------
                                                                    194,146
Receivable for:
  Interest                                           $ 3,626
  Fund shares sold                                       144
  Investments sold                                        60
Other                                                     85          3,915
                                                     -------       --------
    Total Assets                                                    198,061
LIABILITIES
Payable for:
  Fund shares repurchased                                556
  Distributions                                          250
Accrued:
  Deferred Trustees fees                                   6
Other                                                      5
                                                      ------
  Total Liabilities                                                     817
                                                                   --------
NET ASSETS                                                         $197,244
                                                                   ========
Net asset value & redemption price per share -
Class A ($158,280/19,002)                                          $   8.33(a)
                                                                   ========
Maximum offering price per share - Class A
($8.33/0.9525)                                                     $   8.75(b)
                                                                   ========
Net asset value & offering price per share -
Class B ($38,038/4,567)                                            $   8.33(a)
                                                                   ========
Net asset value & offering price per share -
Class C ($926/111)                                                 $   8.33(a)
                                                                   ========
COMPOSITION OF NET ASSETS
Capital paid in                                                    $181,977
Overdistributed net investment income                                  (257)
Accumulated net realized loss                                        (1,041)
Net unrealized appreciation on:
  Investments                                                        16,541
  Open futures contracts                                                 24
                                                                   --------
                                                                   $197,244
                                                                   ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED MAY 31, 1999
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                            $ 5,556

EXPENSES
Management fee                                        $  573
Service fee                                              253
Distribution fee - Class B                               143
Distribution fee - Class C                                 3
Transfer agent fee                                       156
Bookkeeping fee                                           40
Trustees fee                                               8
Audit fee                                                 16
Legal fee                                                  3
Custodian fee                                              1
Registration fee                                          14
Reports to shareholders                                    4
Other                                                     32
                                                      ------
Total expenses                                         1,246
Fees waived by the Distributor - Class C                  (1)         1,245
                                                      ------        -------
       Net Investment Income                                          4,311
                                                                    -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
   Investments                                         1,166
   Closed futures contracts                              165
                                                      ------
     Net Realized Gain                                 1,331
 Change in net unrealized depreciation
 during the period on:
   Investments                                        (6,051)
   Open futures contracts                               (100)
                                                      ------
       Net Unrealized Depreciation                                   (6,151)
                                                                    -------
       Net Loss                                                      (4,820)
                                                                    -------
Decrease in Net Assets from Operations                              $  (509)
                                                                    =======

See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                                  Six months
                                                    ended         Year ended
(in thousands)                                      May 31       November 30
                                                  ----------     -----------
INCREASE (DECREASE) IN NET ASSETS                    1999            1998
Operations:
Net investment income                              $  4,311        $  9,367
Net realized gain                                     1,331           2,090
Net unrealized appreciation (depreciation)           (6,151)          3,567
                                                   --------        --------
    Net Increase (Decrease) from Operations            (509)         15,024
Distributions:
From net investment income - Class A                 (3,601)         (8,073)
In excess of net investment income - Class A           --              (220)
From net realized gains - Class A                    (1,764)         (1,079)
From net investment income - Class B                   (689)         (1,451)
In excess of net investment income - Class B           --               (39)
From net realized gains - Class B                      (397)           (230)
From net investment income - Class C                    (18)            (12)
In excess of net investment income - Class C           --                (b)
From net realized gains - Class C                        (9)             (1)
                                                   --------        --------
                                                     (6,987)          3,919
                                                   --------        --------
Fund Share Transactions
Receipts for shares sold - Class A                    2,557           5,722
Value of distributions reinvested - Class A           3,445           5,974
Cost of shares repurchased - Class A                (13,896)        (24,642)
                                                   --------        --------
                                                     (7,894)        (12,946)
                                                   --------        --------
Receipts for shares sold - Class B                    3,725           4,704
Value of distributions reinvested - Class B             728           1,102
Cost of shares repurchased - Class B                 (2,814)         (7,365)
                                                   --------        --------
                                                      1,639          (1,559)
                                                   --------        --------
Receipts for shares sold - Class C                      440             680
Value of distributions reinvested - Class C              22               9
Cost of shares repurchased - Class C                   (209)            (93)
                                                   --------        --------
                                                        253             596
                                                   --------        --------
  Net Decrease from Fund Share Transactions          (6,002)        (13,909)
                                                   --------        --------
        Total Decrease                              (12,989)         (9,990)
NET ASSETS
Beginning of period                                 210,233         220,223
                                                   --------        --------
End of period (net of overdistributed
  net investment income of $257
  and $260, respectively)                          $197,244        $210,233
                                                   ========        ========

(b) Rounds to less than one.

See notes to financial statements.

              STATEMENT OF CHANGES IN NET ASSETS - CONT.


                                                  (Unaudited)
                                                  Six months
                                                    ended         Year ended
                                                    May 31        November 30
                                                  ----------      -----------
                                                     1999            1998

NUMBER OF FUND SHARES
Sold - Class A                                          302             672
Issued for distributions reinvested - Class A           405             700
Repurchased - Class A                                (1,631)         (2,886)
                                                   --------        --------
                                                       (924)         (1,514)
                                                   --------        --------
Sold - Class B                                          438             551
Issued for distributions reinvested - Class B            86             129
Repurchased - Class B                                  (331)           (862)
                                                   --------        --------
                                                        193            (182)
                                                   --------        --------
Sold - Class C                                           51              80
Issued for distributions reinvested - Class C             3               1
Repurchased - Class C                                   (25)            (11)
                                                   --------        --------
                                                         29              70
                                                   --------        --------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ..............................................................................
In the opinion of management of Colonial Tax-Exempt Insured Fund (the Fund), a series of Liberty Trust IV, formerly Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ..............................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ..............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund, and Colonial High Yield Municipal Fund as follows:

             Average Net Assets            Annual Fee Rate
             ------------------            ---------------
              First $1 billion                  0.60%
              Next $2 billion                   0.55%
              Next $1 billion                   0.50%
              Over $4 billion                   0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended May 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $9,558 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $36,012 and $1,221 on Class A, Class B and Class C shares, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the six months ended May 31, 1999, purchases and sales of investments, other than short-term obligations were $2,366,340 and $14,817,745, respectively.

Unrealized appreciation at May 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was approximately:

   Gross unrealized appreciation             $16,788,000
   Gross unrealized depreciation                (247,000)
                                             -----------
           Net unrealized appreciation       $16,541,000
                                             ===========

OTHER: The Fund has greater than 10% of its net assets at May 31, 1999 invested in Illinois.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 3301/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus01/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus01/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1999.

                              FINANCIAL HIGHLIGHTS


   Selected data for a share of each class outstanding throughout each period are as follows:

                                                             (Unaudited)
                                                         Six months ended May 31
                                                --------------------------------------------
                                                                  1999
                                                Class A          Class B            Class C
                                                --------         --------           --------
Net asset value -
   Beginning of period                          $  8.620         $  8.620           $  8.620
                                                --------         --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.186            0.154           0.167 (a)
Net realized and
  unrealized gain (loss)                          (0.200)          (0.200)            (0.200)
                                                --------         --------           --------
   Total from Investment
      Operations                                  (0.014)          (0.046)            (0.033)
                                                --------         --------           --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.186)          (0.154)            (0.167)
In excess of net investment income                  --               --                 --
From net realized gains                           (0.090)          (0.090)            (0.090)
                                                --------         --------           --------
Total Distributions
   Declared to Shareholders                       (0.276)          (0.244)            (0.257)
                                                --------         --------           --------
Net asset value -
   End of period                                $  8.330         $  8.330           $  8.330
                                                ========         ========           ========
Total return (c)                                 (0.18)%(d)       (0.56)%(d)         (0.41)%(d)(e)
                                                ========         ========           ========

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                       1.08%(g)         1.83%(g)            1.53%(a)(g)
Net investment income (f)                          4.38%(g)         3.63%(g)            3.93%(a)(g)
Portfolio turnover                                    1%(d)            1%(d)               1%(d)
Net assets at end
 of period (000)                                $158,280         $ 38,038           $    926

(a) Net of fees waived by the Distributor which amounted to $0.013 per share and 0.30%.
(b) Net of fees waived by the Distributor which amounted to $0.026 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact.
(g) Annualized.

                               FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period are as follows:

                                Year ended November 30
                  -----------------------------------------------
                                        1998
                  Class A              Class B           Class C
                  --------             --------          --------


                  $  8.470             $  8.470          $  8.470
                  --------             --------          --------

                     0.384                0.318          0.345 (b)

                     0.218                0.218             0.218
                  --------             --------          --------

                     0.602                0.536             0.563
                  --------             --------          --------

                    (0.390)              (0.326)           (0.352)
                    (0.011)              (0.009)           (0.010)
                    (0.051)              (0.051)           (0.051)
                  --------             --------          --------

                    (0.452)              (0.386)           (0.413)
                  --------             --------          --------

                  $  8.620             $  8.620          $  8.620
                  ========             ========          ========
                     7.29%                6.47%             6.80%(e)
                  ========             ========          ========


                     1.06%                1.81%             1.51%(b)
                     4.49%                3.74%             4.04%(b)
                       12%                  12%               12%

                  $171,812             $ 37,716          $    705

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                           Year ended November 30
                                                --------------------------------------------
                                                                 1997
                                                Class A          Class B            Class C (a)
                                                --------         --------           --------
Net asset value -
   Beginning of period                          $  8.330         $  8.330           $  8.530
                                                --------         --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.398            0.336              0.118
Net realized and
  unrealized gain (loss)                           0.136            0.136             (0.061)(b)
                                                --------         --------           --------
   Total from Investment
      Operations                                   0.534            0.472              0.057
                                                --------         --------           --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.394)          (0.332)            (0.117)
                                                --------         --------           --------
Net asset value -
   End of period                                $  8.470         $  8.470           $  8.470
                                                ========         ========           ========
Total return (c)                                   6.63%            5.83%              0.68%(d)
                                                ========         ========           ========

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                       1.07%            1.82%               1.51%(f)
Net investment income (e)                          4.76%            4.01%               4.22%(f)
Portfolio turnover                                   26%              26%                 26%
Net assets at end
 of period (000)                                $181,543         $ 38,580            $    100

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.

                            FINANCIAL HIGHLIGHTS - CONT.

                    Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended November 30
                            ------------------------------------------------------------
                                      1996                               1995
                            Class A          Class  B          Class A          Class B
                            --------         --------          --------         --------

                            $  8.380         $  8.380          $  7.450         $  7.450
                            --------         --------          --------         --------

                               0.403            0.342             0.418            0.359

                              (0.045)          (0.045)            0.935            0.935
                            --------         --------          --------         --------

                               0.358            0.297             1.353            1.294
                            --------         --------          --------         --------

                              (0.408)          (0.347)           (0.423)          (0.364)
                            --------         --------          --------         --------

                            $  8.330         $  8.330          $  8.380         $  8.380
                            ========         ========          ========         ========
                               4.48%            3.70%            18.55%           17.68%
                            ========         ========          ========         ========


                               1.05%            1.80%             1.05%            1.80%
                               4.92%            4.17%             5.20%            4.45%
                                 25%              25%               31%              31%

                            $206,713         $ 44,621          $240,894         $ 50,016

                    (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
                    (f) Annualized.

--------------------------------------------------------------------------------
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Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Tax-Exempt Insured Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Tax-Exempt Insured Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and the most recent copy of the Liberty Funds Distributor, Inc.
Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

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                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[Logo]  L I B E R T Y
        ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

        Liberty Funds Distributor, Inc. (C)1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
        Visit us at www.libertyfunds.com
                                                   TI-03/284H-0699 (7/99) 98/813
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